Exhibit 99.2

Investor Presentation April 2026

Disclaimer

This Presentation (together with oral statements made in connection herewith, the "Presentation") is for informational purposes only to assist prospective purchasers in a private placement in making their own evaluation with respect to a proposed business combination (the "Business Combination") between Viking Acquisition Corp. I ("Viking") and NorthStar Earth & Space Inc. (together with its subsidiaries, "NorthStar"), and a proposed private placement of securities in connection with the Business Combination. This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Viking or NorthStar or any affiliates thereof. The terms of the Business Combination set forth in this Presentation are indicative, non-binding and subject to further discussion, negotiation and change.

By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally regarding the Business Combination is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of evaluating your firm's participation in the potential placement, that you will not distribute, reproduce, disclose or use such information in any way detrimental to Viking or NorthStar, and that you will return, delete or destroy this Presentation upon request. Further, by accepting this Presentation, the recipient agrees to maintain all such information in confidence until such information becomes publicly available not as a result of any breach by recipient and comply with any other contractual obligations or laws applicable to the recipient.

You are hereby advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information.

The information contained herein does not purport to be all-inclusive and none of Viking, NorthStar, nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, including any information based on studies, publications, surveys, or internal estimates. Prospective investors in the proposed private placement should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of the combined company expected to result from the Business Combination (the "Combined Company"). To the fullest extent permitted by law, in no circumstances will Viking, NorthStar or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and "Institutional Accounts" as defined in FINRA Rule 4512(c). Accordingly, any such securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of any such securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the economic risk of their investment for an indefinite period of time.

Viking, NorthStar and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Viking's shareholders with respect to the potential Business Combination. A list of the names of Viking's directors and executive officers and a description of their interests in Viking is contained in Viking's final prospectus relating to its initial public offering, which was filed with the Securities and Exchange Commission (the "SEC") on October 31, 2025 and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Viking. Additional information regarding the interests of the participants in the solicitation of proxies from the shareholders of Viking with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination filed by Viking when available.

Certain statements in this Presentation may be considered "forward-looking statements". Forward-looking statements herein generally relate to future events or the future financial or operating performance of Viking, NorthStar or the Combined Company. For example, projections of future financial performance of the Combined Company, the Business Combination, the Combined Company's business plan, other projections concerning key performance metrics or milestones, the proceeds of the Business Combination and the Combined Company's expected cash runway, and the potential effects of the Business Combination on Viking and the Combined Company, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "project," "target," "plan," or "potentially" or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. This includes any projected financial information, which is for illustrative purposes only, is based on assumptions that may not materialize, and has not been audited or reviewed by any independent auditors.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Viking, NorthStar and their respective management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Viking's final prospectus relating to its initial public offering, dated October 31, 2025, and other filings with the SEC, as well as factors associated with companies, such as NorthStar, including anticipated trends, growth rates, and challenges in their businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany this Presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Viking and NorthStar, as applicable, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of NorthStar, Viking or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of Viking, NorthStar or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein.

Certain information contained in this Presentation relates to or is based on studies, publications, surveys and NorthStar's or Viking's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NorthStar and Viking believe their internal research is reliable, such research has not been verified by any independent source and NorthStar and Viking cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness.

© NorthStar Earth & Space, Inc. 2026
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Today's speakers



Stewart Bain
NorthStar

Founder & CEO

- 30+ years of developing, and commercializing leading-edge technologies for aerospace applications
- Led and advised on international aerospace missions across engineering, project management, and business development roles
- Extensive experience as a board member for private industry and associations



Beth Michelson
NorthStar

CFO & President, US

- Seasoned financial executive with two decades of experience building and scaling global businesses
- Leads NorthStar's U.S. subsidiary, strengthening the company's role in the U.S. space industrial base
- Partner at Cartesian Capital Group, with experience leading investments and acquisitions across 20 countries



Peter Klimas
NorthStar

Exec. Dir. of Engineering

- Engineering leader driving NorthStar's space-based sensor & data infrastructure, with satellite safety services
- Experienced in terrestrial and space multidisciplinary projects across aerospace and high-tech sectors
- Holds a Bachelor in Aerospace Engineering and M.A.Sc. in Mechanical & Aerospace Engineering, skilled in FEM & CFD



Kevin O'Connell
NorthStar

Key Advisor, Chairman of NorthStar US Board

- Former U.S. Office of Space Commerce Director bringing deep policy and commercial-space insight to NorthStar's U.S. Advisory Board
- Leads NorthStar's U.S. strategy across space-situational and space-traffic services, strengthening safety and awareness for government and industry



Håkan Wohlin
Viking

CEO of Viking Acquisition Corp. I

- 30+ years of experience in global capital markets, M&A, underwriting, & complex capital solutions
- Also serves as the Founder & Managing Partner at KingsRock, and engages in a range of advisory or trustee roles
- Led Deutsche Bank's global debt origination and major sovereign restructurings during the Eurozone debt crisis



Gil Ottensoser
Viking

CFO of Viking Acquisition Corp. I

- 20+ years of driving revenue growth across traditional and alternative asset classes, including hedge funds and SPACs
- Also, serves as the Managing Director at KingsRock
- Co-founded and scaled a boutique investment bank, went on to lead SPAC investments
- Holds an MBA in Finance from NYU Stern School of Business

© NorthStar Earth & Space, Inc. 2026

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Differentiated SPAC partner backed by KingsRock's expertise & global network

Viking's Strong Leadership Team is Comprised of Industry Veterans...



N. Håkan Wohlin

CEO

KingsRock · Deutsche Bank · Bear Stearns



Lou Jaffe

Chairman

KingsRock · Deutsche Bank · Montrock48



Gil Ottensoser

CFO

KingsRock · Deutsche Bank · BTIG



Philipp von Girsewald

Chief Strategy Officer

KingsRock · Deutsche Bank · NAX · raisin

...and is Supported by a Seasoned Board with Deep Expertise



Dr. Josef Ackermann

KingsRock · Deutsche Bank · World Economic Forum · Zurich · Siemens



Seth Waugh

KingsRock · Deutsche Bank · PGA



Fred Brettschneider

KingsRock · Deutsche Bank · LibreMax Capital · Credit Suisse



Yassine Bouhara

KingsRock · Deutsche Bank · Tell

KingsRock is a global independent advisory firm that provides creative financial and strategic advisory to a range of clients across industries, asset classes, and geographies

Independent Advisory Excellence		Team / Partnerships		Global Reach	
4,500	Years of Combined Experience	52	Core Team Members	85+	Countries Served
30+	Average Years of Senior Leadership Experience	120+	Senior Advisors Worldwide	37	Nationalities
15+	Industries	5	Strategic Partnerships	45	Countries with Direct Presence

© NorthStar Earth & Space, Inc. 2026

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Investment highlights

Industry Backdrop	• The Space economy has been growing rapidly (**$1.8T** in 2035E)[1], calling for robust infrastructure to protect these high-value assets • Undetected and unmonitored Space objects put **national security, national sovereignty** & **vitality** of the Space economy **at risk**
NorthStar Overview	• NorthStar is a highly differentiated Space and Satellite **data analytics** company to monitor and react to **active space threats** • Recognized as critical by key **defense, civil & commercial customers** such as DARPA, 3CSD (Canadian Government), the Luxembourg Space Agency, the European SPACE Agency, etc. • **1 of 2** companies to be **selected by DARPA** Space Watch for their monitoring capabilities • **Attractive financial profile** with $30M revenues & strong profitability margins in 2026E with potential for significant cash flows in the long-term

© NorthStar Earth & Space, Inc. 2026

(1) McKinsey & Company, Space: The $1.8 trillion opportunity for global economic growth

5

© NorthStar Earth & Space, Inc. 2026 NorthStar is backed by blue chip strategic, financial and government investors 6 Strategics ~US$100M Capital injected to date Financials Governments Canadian Provincial Investor

© NorthStar Earth & Space, Inc. 2026 Our world runs on Space. It’s under threat Humanity has never been more interconnected or data - driven than it is today, and space infrastructure sits at the heart of this transformation Satellites enable global connectivity , power our economies and underpin the digital systems on which we depend every day . They provide communications in disaster zones, deliver tele - education to remote communities, monitor environmental changes, track disruptions in global supply chains, support farmers in managing their crops and keep our navigation and timing systems running Over the years, we have grown heavily reliant on data coming from or through the satellites orbiting our planet Yet this infrastructure is under increasing pressure “ ” Source: World Economic Forum , Clear Orbit, Secure Future: A Call to Action on Space Debris Excerpt from the January 2026 World Economic Forum Insight Report 7

Active threats are increasingly common in our orbital environment

These are deliberate maneuvers in space that target high-value space assets

Russian spy spacecraft have intercepted Europe’s key satellites, officials believe

Unencrypted European communications are being targeted by Moscow



The suspicious manoeuvres of Russian satellite Luch-2
Other GEO satellites that Luch-2 has approached (see chart below)
Equator

Russian spacecraft have repeatedly maneuvered close to European satellites, lingering nearby for extended periods in what officials believe may be intelligence-gathering missions



Luch-2 has approached several GEO satellites since 2023, including:
Luch-2
GEO satellite
Longitude
Distance between satellites (km)
Rascom-QAF 1R 2.85°E
Eutelsat 3B 2.85°E
Eutelsat Konnect VHTS 3°E
Astra 4A 3°E
SES-5 4.85°E
Eutelsat KA-SAT 9A 5°E
Eutelsat 9B 9°E
Eutelsat 3C 9°E
33°E
0 20 40 60 80 100 120 140 160 180 200 220

China's space moves: Highly mobile satellites stalking GEO spook Space Force

Highly maneuverable Chinese satellites are operating near other spacecraft in geostationary orbit, behavior that Space Force officials say is increasingly concerning

Hijacked satellites and orbiting space weapons: In the 21st century, space is the new battlefield

Satellites can now be jammed, hijacked, or physically attacked, turning space into an increasingly contested battlefield

Russia is tracking two satellites used by the German military, defense minister says

Russia is closely tracking satellites used by the German military, raising concerns about targeting and the vulnerability of space-based defense systems

A Mysterious Satellite Hack Has Victims Far Beyond Ukraine

The biggest hack since Russia's war began knocked thousands of people offline. The spillover extends deep

The satellite hack disrupted communications far beyond Ukraine, exposing how vulnerable commercial space systems are during conflict

Congestion in Earth's orbit is getting even worse

Earth's orbit is becoming increasingly crowded, with thousands of new satellites dramatically raising the risk of close calls and collisions

Orbiting satellites could start crashing into one another in less than 3 days, theoretical new 'CRASH Clock' reveals

A powerful solar storm could rapidly increase atmospheric drag, destabilizing satellite orbits & triggering collisions within days rather than years

China demonstrated ‘satellite dogfighting,’ Space Force general says

By Courtney Albon

China has demonstrated satellite ‘dogfighting’ — multiple spacecraft maneuvering in close coordination — a capability with clear implications for space combat

LOW EARTH ORBIT, where most satellites operate, has become a whirlwind of metal shards and dead, tumbling debris.

A single collision can generate thousands of debris fragments, each capable of triggering further impacts in a self-sustaining cascade

China’s Long March 6A rocket is making a mess in low-Earth orbit

After nearly every flight, the upper stage of this rocket breaks apart in orbit.

The U.S. military is tracking more than 300 pieces of debris from a single Chinese rocket launch, adding to an already congested low-Earth orbit

Comment

Anti-satellite weapon tests to disrupt large satellite constellations

Debris from anti-satellite weapon tests can function as an indirect means of disrupting large satellite constellations for years after the event

© NorthStar Earth & Space, Inc. 2026

Source: News articles

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NorthStar addresses active threats & supports a safe Space environment

The Space economy estimated at $1.8 Trillion for 2035[(1)] is vital for several critical industries

NorthStar's primary use cases

- Defense
- National security

Other potential secondary markets in the $1.8T Space economy

- AI / datacenters
- Weather monitoring
- Manufacturing
- Earth observation
- Pharma
- Communications
- Energy production
- Human habitat
- Natural resource production

© NorthStar Earth & Space, Inc. 2026

(1) McKinsey & Company, Space: The $1.8 trillion opportunity for global economic growth

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Why NorthStar?

NORTHSTAR EARTH & SPACE

1. **Proven leader** in active space threat monitoring utilizing space-based sensors vs. ground-based sensors only
2. **Best-in-class** proprietary data analytics platform utilizing AI / ML models
3. **Source-agnostic & fully-adaptable** data pipeline to any third-party data & sensors
4. **One of only two companies** selected for DARPA Space-WATCH program to **detect active threats**
5. **Capital light business model** that is operationally breakeven

© NorthStar Earth & Space, Inc. 2026

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NorthStar's novel space-based approach closes gaps of ground-based systems

1

NorthStar addresses low revisit rates, low quality data, gaps in coverage, and insufficient precision



Global coverage of ground-based systems, representing current gaps in observability (gray areas)
Space Fence(1)

© NorthStar Earth & Space, Inc. 2026

(1) Ground-based radar system operated by the U.S. Space Force. Construction began in 2009 and its cost totaled ~$1.6B. The Space Fence became operational in 2020

11

NorthStar is a data & analytics provider first - enabled by space-based sensors

2

Delivers a fully integrated Space Domain Awareness "SDA" solution, combining:

- **Proprietary AI / ML models for space domain awareness**
- **Extensive library of model and simulation tools for precise predictions**
- **Patented concept of operations**
- **55+ STEM individuals including backgrounds in orbital dynamics, computer systems, software, image processing and astrophysics**

© NorthStar Earth & Space, Inc. 2026

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© NorthStar Earth & Space, Inc. 2026 3rd Party Data Source - agnostic data pipeline Data Processing / Applications support Integrates ground - based & space - based data sources to maintain custody of space & detect anomalies in real time 13 Data Contextualized Data Ra / Dec State Vectors Catalogue 3D Objects position & Velocity Mapping Change Detection Celestial surveillance from LEO (1) to Cislunar Simulation Plug & play with third party APIs 3 (1) Low Earth Orbit

NorthStar's system provides rapid detection & never loses track of the threat

At work for the U.S. Department of War / Department of Commerce in a live exercise

26 hours

Day 1 **04:15 PM** – Separation of a 10cm object from 15cm JIMSAT

30 min

04:45 PM – Object first detected by NorthStar

3 hours

07:45 PM – NorthStar is the only system to establish **full custody** of the object which means NorthStar will never lose track of the object

NorthStar detected lost, spawned object **52x faster** than other ground-based systems

Day 2 **06:15 PM** – Initial detection of lost object by other ground-based systems; **Custody never established**



© NorthStar Earth & Space, Inc. 2026

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NorthStar offers a complete range of services to monitor active threats

MANEUVER DETECTION & ANALYSIS



UNCORRELATED TRACKS (UCTs) IDENTIFICATION


?

PATTERN OF LIFE AND BEHAVIORAL ANALYSIS


A
B

NEIGHBOURHOOD (GEO)



STATE VECTORS



CONJUNCTION PREDICTION



CO-ORBITAL/CO-PLANAR (LEO)



SENSOR PASS SCHEDULE



WATERFALL PLOT


UTC
longitude

PHOTOMETRIC ANALYSIS



© NorthStar Earth & Space, Inc. 2026

See Appendix for fuller detail of services and descriptions

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Bespoke sensors in space first improve quality and then revisit rates

Roadmap for deployment

Completed
Phase 1

- NorthStar is fully operational and uses third-party data
- 80 million observations per day

Phase 2

- Increased proprietary data enhances the quality of the system
- 5+ bespoke sensors
- 120-minute revisit rate of all resident space objects

Phase 3

- Critical mass achieved – more powerful than any combination of systems
- 40+ bespoke sensors
- 60-minute revisit rate of all resident space objects

Phase 4

- Meeting full requirements of the **warfighter**
- 90+ bespoke sensors
- **20-minute** revisit rate of all resident space objects

© NorthStar Earth & Space, Inc. 2026

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Uniquely positioned to meet the needs of the warfighter

"Look Wide, Look Close, Call the Shot" Space Force active threat management

- Enhancing threat detection & early warning against hostile actions in space
- Enabling more timely, secure, and informed decisions for joint force commanders
- Protecting satellite-based assets critical to C4ISR[(1)], navigation, & strike coordination
- Supporting resilient space operations

© NorthStar Earth & Space, Inc. 2026

(1) Command, Control, Communications, Computers, Intelligence, Surveillance, and Reconnaissance which is the integrated system of technologies and processes used by militaries to collect data, analyze intelligence, and coordinate forces

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NorthStar **leads SDA capabilities** vs. other space technology companies

		Ground optical			Ground radar					Passive RF					Space-based optical				
Company	NORTHSTAR EARTH & SPACE	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18
Type	Private	Private	US	Private	US	US	US	Private	Private	US	US	FR	Private	Private	US	CA	Private	Private	Private
Identify active threats	✓	-	X	-	X	-	X	X	X	X	-	X	X	X	X	X	X	-	-
Scalable to warfighter specifications	✓	X	X	X	-	-	X	-	X	X	X	X	-	X	-	-	-	-	-
Adaptable to new requirements	✓	-	✓	-	X	-	-	-	-	✓	X	-	✓	-	X	-	✓	-	✓
Identify anomalies (Catalogue UCTs)	✓	-	X	X	✓	✓	X	-	X		X	X	X	X	✓	✓	-	-	-
Multi-Source fusion capability	✓	✓	-	✓	-	-	✓	✓	✓	✓	✓	✓	-	-	-	-	-	-	-

NorthStar's WFOV system **uniquely scans for active threats** with no prior knowledge of an object's existence required

© NorthStar Earth & Space, Inc. 2026

✓ Capable X Not Capable - Capability not demonstrated

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© NorthStar Earth & Space, Inc. 2026 $20B $39B 2025 2035 NorthStar targets large & rapidly growing SSA market © NorthStar Earth & Space, Inc. 2026 (1) Market Research Future “Space Situational Awareness Market” Space Situational Awareness (SSA) services are critical in protecting the $1.8 Trillion global space economy 19 (1) (1) ~2X

Globally renowned partners power NorthStar's patented data & analytics platform

Supplementary SSA data

Space technology companies operating across launch, satellite tracking, SSA and orbital intelligence

Data transfer

aws | KEPLER

Global optical sensor network data

Major Defense Contractor

NORTHSTAR EARTH & SPACE

- ✓ Integrated in Canada's 3CSD operation mission for national security
- ✓ Extensive IP portfolio
- ✓ Plug-and-play with any API

Proprietary electro-optical payload

Honeywell | Aerospace

Satellite for hosted payloads

KEPLER

Satellite Internet Constellation Company | spire

© NorthStar Earth & Space, Inc. 2026
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© NorthStar Earth & Space, Inc. 2026 Proven defense, commercial and civil customer use cases SPACE DEFENSE AGENCIES GOVERNMENT COMMERCIAL PROMINENT CLIENT RELATIONSHIPS 21 On - orbit Servicing Company Canadian Satellite Operator A European Air and Space Force Military Defense Alliance A U.S. - based Agency

High-margin service offerings

SCANNING & DETECTION SERVICES

Leveraging NorthStar's full space-based capabilities to provide higher quality & improved rate of revisits of active threats

DATA PROCESSING SERVICES

Transforming unusable & large observation datasets to provide a clearer operating picture

EMBEDDED CUSTOMER TRAINING & ANALYTICS

Providing on-site technical training & subject-matter expertise

Fully Loaded Gross Margin %

Data fusion	Operations services	Tracking data	Analytics toolkit	Training
75%	*30%*	*45%*	*100%*	*30%*

% Estimated Revenues







© NorthStar Earth & Space, Inc. 2026

Note: Margins are subject to change on a case-by-case basis and are not standardized across all offerings

22

© NorthStar Earth & Space, Inc. 2026 Our 2026 financial projections 23 US$30M+ Revenue 250%+ YoY Revenue Growth % ~54% Gross Margin % ~38% EBITDA Margin %

© NorthStar Earth & Space, Inc. 2026 Public comparable company universe 24 Aerospace & Defense Space Hardware & Data Analytics Data / Security Intelligence

Detailed transaction overview

TRANSACTION HIGHLIGHTS

Valuation	• NorthStar's pre-money valuation of **$300M**
Financing	• Includes a **$30M** common stock PIPE anchored by Cartesian Capital Group and with participation from leading Canadian and U.S. institutional investors ◦ In addition to each newly issued subscribed PIPE share, PIPE investors will be transferred or issued 1 share and 1 warrant identical existing SPAC warrants • Assumes $100M remaining cash in trust after accounting for redemptions • Expected use of net proceeds to support efforts to expand into different markets including, launch proprietary sensors in LEO for data collection (~50%), SpaceCraft Integration & Deployment (~40%) and non-recurring engineering expenses (~10%)
Structure	• NorthStar shareholders would rollover **100%** of their equity and are expected to hold **~58%** of the outstanding pro-forma equity • Valuation shown excludes 10M share earnout based on run rate revenues of **$50M** in **2027** and **$100M** in **2028**

SOURCES & USES ($ MILLIONS)

SOURCES	
NorthStar Rollover Equity	$300.0
SPAC Investors	$100.0
PIPE Investors	$30.0
Estimated Net Debt Rollover[(1)(2)]	$10.0
Total Sources	**$440.0**
USES	
Equity to NorthStar	$300.0
New Cash to Balance Sheet	$120.0
Illustrative Transaction Expenses	$10.0
Estimated Net Debt Rollover[(1)(2)]	$10.0
Total Uses	**$440.0**

PRO-FORMA VALUATION ($ MILLIONS)[(7)]

Shares Outstanding (Millions)	**51.5**
Share Price ($)	$10.00
Equity Value	**$515.4**
(+) Estimated Debt[(1)]	$16.0
(-) Estimated Cash[(2)]	($126.0)
Enterprise Value	**$405.4**

PRO-FORMA OWNERSHIP[(7)]

	Shares (Millions)	% Own.
NorthStar[(3)]	30.0	58.2%
SPAC Investors	10.0	19.4%
PIPE Investors[(4)(5)]	6.0	11.6%
SPAC Sponsor[(4)(5)(6)]	5.5	10.8%


NORTHSTAR
EARTH & SPACE

© NorthStar Earth & Space, Inc. 2026

(1) Assumes CAD to USD spot rate of 1.37 (2) Includes estimated EOP cash in Q3 2026. Assumes CAD to USD spot rate of 1.37 (3) Excludes 9M shares from earnout (4) Assumes 3.0M shares purchased at $10.00 per share, SPAC Sponsor transfers 2.5M shares to PIPE Investors, and company issues 500K shares to PIPE investors (5) Includes impact of 2.5M SPAC Sponsor Shares transferred to PIPE Investors (6) Excludes 1M shares from earnout and includes private placement shares (7) Excludes impact from shares issuable for 7.67M public warrants, 220K private placement warrants and 3.0M PIPE warrants

25

Highly Confidential. © NorthStar Earth & Space, Inc. 2026 NORTHSTAR’S DATA - DRIVEN PLATFORM OF HIGH - FIDELITY PRODUCTS AND SERVICES IS DESIGNED TO ACHIEVE A SAFE AND SECURE ENVIRONMENT , ON EARTH AND IN SPACE Appendix

Our products and services enable a wide range of applications



MANEUVER DETECTION & ANALYSIS

Monitor and analyse in real-time trajectory changes in a satellite's vicinity



?

UNCORRELATED TRACKS (UCTS) IDENTIFICATION

Detect and track objects in space that are not associated with known satellite trajectories or space objects catalogues



A
B

PATTERN OF LIFE & BEHAVIORAL ANALYSIS

Integrate multiple data sources - ground, space based, radiometric, optical to reconstruct & predict space object trajectory



NEIGHBOURHOOD (GEO)

Continuously monitor area surrounding a specific GEO satellite or space asset to identify and track nearby objects



CO-ORBITAL/CO-PLANAR (LEO)

Monitor and analyze objects in Low Earth Orbit (LEO) that share the same orbital path or plane as a reference Resident Space Object (RSO)



STATE VECTORS

Automatically generate state vector via Orbit Determination Pipeline



CONJUNCTION PREDICTION

Determine distance between multiple satellites, in their respective orbits, using the propagated (i.e., predicted) trajectories



SENSOR PASS SCHEDULE

Assist with scheduling and coordinating observations or passes of ground-based tracking stations with specific satellites or objects of interest in orbit



UTC
longitude

WATERFALL PLOT

Track change in longitude of a RSO over time or a series of mission events. Visualize RSO pattern of life to assess manoeuvre effectiveness, track orbit evolution, & identify critical mission events/performance



PHOTOMETRIC ANALYSIS

Identify & survey satellites, capturing changes to nominal photometric signatures, characterizing anomalous behaviour to include spinning, orientation changes, and loss of control

© NorthStar Earth & Space, Inc. 2026

27

Customer case study: U.S. Geospatial Intelligence Foundation

NorthStar's Key Value Adds

- Served as a pre-processing team to enable downstream data fusion by others is a critical gap filler
- Allowed us to plug in a new sensor while maintaining compatibility across all processing workflows
- Made data plug-and-play, agnostic to sensor location or provenance
- With this modular construct, we continue to look for ground- and space-based optical & RF capabilities

Solutions Demonstrated

- Source-Agnostic Sensor Ingest & Pre-Processing
- Orbital Analytics & Trajectory Management
- Multi-INT RF + EO Sensor Fusion
- Space-to-Space Edge Processing
- Precision Space Data Calibration
- High-Realism Simulation & Synthetic Data
- Sensor Development, Hosting & Deployment
- Commercial Crew Augmentation

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Company snapshot & history of execution

NorthStar Canada
Headcount: 46

NorthStar Luxembourg
Headcount: 20

NorthStar USA
Headcount: 6

NorthStar Pacific
Headcount: 2



Satellites in orbit	Team	Capital injected
4 → 96 (Now → Future)	74 → 150 (Now → Future)	~$100M

2019
- Secured funding from Space Alliance (Telespazio, Thales Alenia Space), Telesystem, Rogers Family Trust, and Investissement Quebec
- Luxembourg Government and NorthStar establish a Clean Space Centre of Excellence in Luxembourg

2021
- Collaborated with US DoC (GEO Pilot) and runs SACTs (US DoD) Meridian Cell from Luxembourg
- Luxembourg Future Fund (Lux Gov) invests in NorthStar

2022
- Partnership with SES, Telespazio and Astroscale
- Investment from SES, Cartesian Capital Group (and existing investors)

2023
- European operations kick off with the support of LuxIMPULSE (LSA)
- Initiation of DARPA Space WATCH program

2024
- Launched first 4 satellites from New Zealand
- Delivery of SDA operations support to USSF Joint Commercial Operations (JCO) International Cells

2025
- Commercialization of Space Information & Intelligence Services to commercial satellite operators
- 24/5 operations support to Canadian DnD – 3CSD operation mission for national security

Select Investors

Cartesian capital group | *Canadian Provincial Investor* | Telespazio (a Leonardo and Thales company) | Thales Alenia Space | telesystem | ses | Le Gouvernement du Grand-Duché de Luxembourg

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© NorthStar Earth & Space, Inc. 2026 Highly experienced leadership team & board in the space industry 30 Executive Director of Products Yann Picard Key Advisor, Chairman of NorthStar US Board Kevin O’Connell Founder and CEO Stewart Bain Chairman of the Board Charles Sirois Technical Director, Ei2 Products Nadia Rochdi Institut national agronomique Paris - Grigon CFO President, NorthStar US Beth Michelson Executive Director, Engineering Peter Klimas Leadership team Board of directors

Risk Factors

RISKS RELATED TO OUR OPERATIONS

- The development of advanced data analytics services is complex, and delays could adversely affect our business and prospects.
- We may be unable to adequately control the costs associated with our operations and the components necessary to develop and commercialize our data analytics technology.
- We may not accurately estimate future supply and demand for our analytics services, leading to inefficiencies and hindering our ability to generate revenue and profits.
- Our expectations and targets regarding technical, pre-production, and production objectives depend on assumptions and analyses that may prove incorrect, affecting milestone achievement.
- If existing customers do not continue to purchase our analytics services, our revenue and results of operations would be adversely impacted.
- If we are unable to integrate our analytics services into customer systems on commercially reasonable terms, our results of operations could be impaired.
- Our future growth and success depend on our ability to grow our customer base and effectively sell to a wide variety of customers. Failure to do so would adversely affect our business and prospects.
- We intend to provide analytics services globally. If customers prefer local providers, our revenue could decline and our prospects may be adversely affected.
- If the performance characteristics of our analytics services fall short of targets or customer requirements, our ability to market and sell could be harmed.
- Our business depends significantly on securing and maintaining government contracts, which are subject to complex procurement processes, regulatory requirements, and budgetary constraints. Any failure to comply with these requirements or changes in government priorities could adversely affect our revenue and growth prospects.
- Government contracts often include terms that allow for termination, reduction, or modification at the government's discretion, which could lead to unexpected revenue loss and impact our financial condition.
- The competitive bidding process for government contracts is highly competitive and time-consuming, and we may not be successful in securing new contracts or renewing existing ones, affecting our business operations.
- We may not establish or maintain supply relationships for necessary data sources or may face higher costs, delaying service introduction and impacting revenue and profits.
- Our ability to scale our analytics services depends on successfully designing, engineering, and operating our data processing infrastructure.
- Establishing data processing facilities involves risks, including construction, permitting, delays, cost overruns, and operating in new geographic areas.
- Our growth may be influenced by the willingness of customers to adopt advanced data analytics solutions.
- Our ability to market our services depends on the compatibility with existing customer systems and infrastructure.
- If our analytics services do not meet industry standards, our business, results of operations, and prospects could be adversely affected.
- The data analytics market is evolving and highly competitive, with competitors having greater resources and technologies that may be superior to ours.
- Developments in alternative analytics technologies may adversely affect demand for our services.
- We rely on complex data processing equipment, creating risks and uncertainties in operational performance and costs.
- We pursue strategic alliances, which could adversely impact our business if unsuccessful or disadvantageous.
- Certain data processing activities pose security risks. We may face financial and reputational risks due to data breaches and liability claims.
- The reduction or elimination of government incentives could adversely affect our business, financial condition, and prospects.
- Our operations expose us to legal and compliance risks. Compliance is expensive, and failure may result in monetary damages and adverse effects on our business.
- We are subject to data privacy and security regulations, which could adversely affect our business and results of operations.
- Our business depends on the efforts of our senior executives and key personnel, as well as attracting and retaining skilled employees.

RISKS RELATED TO OUR FINANCIAL CONDITION

- We are an early-stage company with a history of financial losses and expect to incur significant expenses and continuing losses from operations.
- Our business plan has yet to be tested, and we may not succeed in executing on our strategic plans, including commercialization.
- We will need substantial additional capital in the future to fund our business and may be unable to meet our future capital requirements, impairing our financial position and results of operations.
- Incorrect estimates or assumptions by management in the preparation of our consolidated financial statements could adversely impact our reported assets, liabilities, income, revenue, or expenses.
- Our ability to utilize any net operating losses or tax credit carryforwards to offset taxable income are subject to complex limitations.

RISKS RELATED TO OUR INTELLECTUAL PROPERTY

- We rely heavily on our intellectual property portfolio. If we are unable to protect our intellectual property rights, our business and competitive position would be harmed.
- We may need to defend ourselves against intellectual property infringement claims, which may be time-consuming and could cause us to incur substantial costs or limit our ability to use certain technology.
- We may obtain licenses on technology that has not been commercialized or has been commercialized only to a limited extent, and the success of our business may be adversely affected if such technology does not perform as expected.
- We may face risks relating to protecting our intellectual property in various countries resulting from our international business operations.

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Risk Factors

OTHER GENERAL RISKS RELATED TO NORTHSTAR

- Governmental trade controls, including export and import controls, sanctions, customs requirements and related regimes, could subject us to liability or loss of contracting privileges, limit our ability to transfer technology or compete in certain markets and affect our ability to hire qualified personnel.
- Changes in U.S., Canadian and foreign government policy, including the imposition of or increases in tariffs and changes to existing trade agreements, could have a material adverse effect on global economic conditions and our business, financial condition, results of operations and prospects.
- We are subject to U.S., Canadian and foreign anti-corruption, anti-bribery, anti-money laundering, financial and economic sanctions and similar laws and regulations. We can face criminal liability and other serious consequences for violations, which can harm our business.
- Our insurance coverage may not be adequate to protect us from all business risks.
- From time to time, we may be involved in legal proceedings and commercial or contractual disputes, which could have an adverse impact on our financial condition and results of operations.
- We believe that our technology enables a variety of business models, including but not limited to sole manufacturing, joint ventures, and licensing, each of which may involve certain risks and tradeoffs.
- Changes in U.S., Canadian and foreign tax laws could have a material adverse effect on our business, financial condition or results of operations.
- We are exposed to risks related to the use of artificial intelligence by us, our suppliers, partners and competitors.
- Evolving scrutiny and changing expectations from global regulators and our stakeholders regarding our environmental, social and governance (ESG) practices and value proposition could adversely affect our business, brand and reputation.
- We may be negatively impacted by epidemics, pandemics, and other outbreaks.
- Our facilities or operations could be damaged or adversely affected by natural disasters and other catastrophic events outside of our control.
- Any economic, financial or banking crisis, or perceived threat of such a crisis, including a significant decrease in consumer confidence, may materially and adversely affect our business, financial condition and results of operations.
- Inflation and increased interest rates may adversely affect our financial condition and results of operations.
- Our ability to manage our business is highly dependent on IT systems and our website, systems, and data may be subject to intentional or inadvertent disruption, security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling could adversely impact our reputation and future sales.

RISKS RELATED TO THE BUSINESS COMBINATION

- The consummation of the Business Combination is subject to a number of conditions and, if such conditions are not satisfied or waived, any definitive agreement with respect to the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed.
- Our management has limited experience in operating a public company.
- We will incur significant expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition, and results of operations.
- We will be required to develop and maintain proper and effective internal control over financial reporting.
- We will be controlled or substantially influenced by Viking's founders, whose interests may conflict with other stockholders.
- Subsequent to consummation of the Business Combination, we may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our common stock.
- The ability of Viking's shareholders to exercise redemption rights prior to the consummation of the Business Combination may prevent us from achieving an optimal capital structure.
- Viking and NorthStar will incur substantial transaction costs in connection with the Business Combination.
- The Sponsor and other insiders of Viking or NorthStar may elect to purchase Viking public shares, which may reduce the public float of such shares.
- We are an emerging growth company and a smaller reporting company under applicable U.S. securities laws and SEC rules, and if we take advantage of certain exemptions from disclosure requirements available to "emerging growth companies" or "smaller reporting companies," this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.
- The price of our shares of common stock and warrants may be volatile.
- Viking's outstanding warrants will become exercisable for shares of common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
- If securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our securities adversely, the price and trading volume of our securities could decline.
- There can be no assurance that we will be able to comply with the continued listing standards of Nasdaq.

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